Item 9.01 Financial Statements and Exhibits

Exhibit 99 – Pathfinder Bancorp, Inc's Presentation to Shareholders

 Solidly Positioned to Continue Our Operating Momentum  2016 Annual Meeting of Shareholders  10 a.m., May 4, 2016 Alexandria’s at the Lake Ontario Conference and Events Center Oswego, New York

 *  Solidly Positioned to Continue Our Operating Momentum  Welcoming Remarks  Chris R. BurrittChairman of the Board

 *  Solidly Positioned to Continue Our Operating Momentum  Agenda – 2016 Annual Meeting of Shareholders  Introduction of Directors, Management and Guests  Present Meeting Notice and Proxy  Review Rules of Conduct  Report of Inspector of Elections  Establish That a Quorum Exists  Review Annual Meeting Proposals   Voting  Management Presentation and Q&A to Follow  Results of Shareholder Vote  Meeting Adjourned

 *  Solidly Positioned to Continue Our Operating Momentum  Pathfinder Board of Directors    Director Since  David A. Ayoub  2012  William A. Barclay  2011  John P. Funiciello  2011  Adam C. Gagas  2014  George P. Joyce   2000  Melanie Littlejohn *  2016  Thomas W. Schneider, President & CEO  2001  John F. Sharkey, III  2014  Lloyd “Buddy” Stemple  2005  Chris R. Burritt, ChairmanCurrently a Director of Pathfinder Bank. On ballot for election to Pathfinder Bancorp, Inc.  1986

 *  Solidly Positioned to Continue Our Operating Momentum  Pathfinder Executive Officers      Current Position Since  Thomas W. Schneider   President & CEO  2000  James A. Dowd, CPA  Executive Vice President & Chief Financial Officer  2000  Ronald Tascarella   Executive Vice President & Chief Credit Officer  2006  Melissa A. Miller  Senior Vice President & Chief Operating Officer  2005  Edward A. Mervine, ESQ   Senior Vice President, General Counsel & Corporate Secretary  2002  Daniel R. Phillips   Senior Vice President & Chief Information Officer  2014

 *  Solidly Positioned to Continue Our Operating Momentum  Independent Registered Public Accounting Firm  Jamie L. KeiserBonadio & Company, LLP

 *  Solidly Positioned to Continue Our Operating Momentum  Please comply with distributed rules of conductPlease refrain from using electronic devicesOnly proposals and nominations submitted in accordance with the Company’s Bylaws will be considered Only shareholders of record or their proxy may address the meetingPlease hold all comments and questions until question and answer periodPlease limit remarks and questions to matters which are relevant to the Company  2016 Annual Meeting Rules of Conduct

 *  Solidly Positioned to Continue Our Operating Momentum  Business of 2016 Annual Meeting of Shareholders  The Election of Four Directors  David A. AyoubAdam C. GagasJohn F. Sharkey, IIIMelanie Littlejohn  Approval of the 2016 Pathfinder Bancorp, Inc. Equity Incentive PlanRatification of the appointment of Bonadio & Co., LLP as independent registered public accounting firm for the year ending 12/31/16

 *  Solidly Positioned to Continue Our Operating Momentum  Executive Management Presentation  Thomas W. SchneiderPresident & Chief Executive Officer

 *  Solidly Positioned to Continue Our Operating Momentum  Executive Management Presentation  This discussion may contain the words or phrases “will likely result”, “are expected to”, “will continue”, “is anticipated”, “estimate”, ”project” or similar expression are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties. By identifying these forward-looking statements for you in this manner, the Company is alerting you to the possibility that its actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Important factors that could cause the Company’s actual results and financial condition to differ from those indicated in the forward-looking statements include, among others: Credit quality and the effect of credit quality on the adequacy of our allowance for loan losses;Deterioration in financial markets that may result in impairment charges relating to our securities portfolio; Competition in our primary market areas; significant government regulations, legislation and potential changes thereto;A reduction in our ability to generate or originate revenue-producing assets as a result of compliance with heightened capital standards; Increased cost of operations due to greater regulatory oversight, supervision and examination of banks and bank holding companies, and higher deposit insurance premiums; The limitation on our ability to expand consumer product and service offerings due to anticipated stricter consumer protection laws and regulations: and other risks described herein and in the other reports and statements we file with the SEC.These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company wishes to advise readers that the factors listed above could affect the Company’s financial performance and could cause the Company’s actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. Additionally, all statements in this document, including forward-looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events.

 *  Solidly Positioned to Continue Our Operating Momentum  Positioned to Continue Our Momentum   Sustainable, Consistent Growth Commitment to Business Model Receptive Market

 *  Solidly Positioned to Continue Our Operating Momentum  Continued Strong Performance in 2015  Record Net Income of $2.8 million  Total Revenue Growth of 10%, to $22.9 Million  Significant Growth of Syracuse Business Banking Presence  FitzGibbons Agency Revenue Increased 25%  Total Loans at year end $430.4 Million, 11% Growth   Deposits Increased by $74.7 Million, an Increase of 18%

 *  Solidly Positioned to Continue Our Operating Momentum  Top line revenue increase driven by loan growthSmall business lendingResidential real estateLimited Margin Compression Despite Continued Headwinds  Continued Strong Performance in 2015  Record Net Income of $2.8 Million  Net Interest Income Growth of $1.7 Million   9.8%  Noninterest income Growth of $301,000*   8.8%   *Excluding net gains on sales of securities, loans and foreclosed real estate

 *  Solidly Positioned to Continue Our Operating Momentum  Yield Curve Changes

 *  Solidly Positioned to Continue Our Operating Momentum  Enhanced liquidityAllowed for redemption of SBLF preferred stock Provided additional Tier 2 capital for continued growth  Continued Strong Performance in 2015  Subordinated Debt Offering of $10 Million

 *  Solidly Positioned to Continue Our Operating Momentum  Affiliated with the FitzGibbons Agency, LLC in 2013 to Diversify RevenueAcquired Huntington Agency in 2015 – Expanded Presence in Onondaga County Revenue has Increased by $231,896, or by 49% since 2013  Continued Strong Performance in 2015  FitzGibbons Agency Growth Continued in 2015

 *  Solidly Positioned to Continue Our Operating Momentum  Continued Strong Performance in 2015  FitzGibbons Agency Revenue Increased 25.4%

 *  Solidly Positioned to Continue Our Operating Momentum  Favorable commercial real estate and development trendsContinued strong commercial loan demand8% increase in residential real estate portfolioElevated Awareness of Pathfinder in Onondaga County  Continued Strong Performance in 2015  Total Loans at 2015 Year End $430.4 Million, 11.1% Growth

 *  Solidly Positioned to Continue Our Operating Momentum  Abundant CapitalLoan Portfolio DiversificationRevenue DiversificationStrong Competitive Market PositionIncreased brand awareness – SyracuseFocus on retail and business core deposit generation  Positioned for Continued Growth

 *  Solidly Positioned to Continue Our Operating Momentum  Positioned for Growth  Abundant Capital    12/31/15  Well-Capitalized (Regulatory Definition)  Total Capital /Risk-weighted Assets  16.22%  >10.00%  Tier 1 Capital /Total Assets  10.0%   >5.00%  Goal: Support growth and expansion activities, while maintaining a strong capital position and exceeding regulatory standards

 *  Solidly Positioned to Continue Our Operating Momentum  Positioned for Continued Growth  Loan Portfolio Diversification  Loan Composition  December 31, 2005  December 31, 2015  Residential Real Estate  Commercial Real Estate  Commercial Loans  Municipal Loans  Consumer Loans

 *  Solidly Positioned to Continue Our Operating Momentum  Positioned for Continued Growth  Core Revenue Growth (In Thousands)  5-Year CAGR 6.8%

Positioned for Continued Growth

Strong Competitive Market Position

Plaza Office
State Route 104 East, Oswego

Downtown Drive-Thru
34 East Bridge Street, Oswego

Mexico Office
Norman & Main Streets, Mexico

Fulton Office
5 West First Street South, Fulton

Lacona Office
1897 Harwood Drive, Lacona

Central Square Office
3025 East Avenue, Central Square

Cicero Office
6194 State Route 31, Cicero

Pike Block Building Office
109 West Fayette, Syracuse


Lacona
Oswego (3)
Mexico
Oswego County
Fulton
Central Square
Onondaga County
Cicero
Syracuse*
*Scheduled to open spring, 2014
NEW YORK
Albany

Main Office
214 West First Street, Oswego

Solidly Positioned to Continue Our Operating Momentum
23

PathFinder BANCORP, INC.

Positioned for Continued Growth

Strong Competitive Market Position – in Onondaga and Oswego Counties

2015 Rank	Institution (ST)	Total Deposits ($000)	Market Share (%)
1	Manufacturers and Traders Trust Company	2,813,353	26.05%
2	Bank of America, National Association	1,687,223	15.63%
3	KeyBank National Association	1,312,769	12.16%
4	JPMorgan Chase Bank, National Association	875,259	8.11%
5	First Niagara Bank, National Association	763,827	7.07%
6	Solvay Bank	697,320	6.46%
7	NBT Bank, National Association	520,044	4.82%
8	Pathfinder Bank	470,914	4.36%
9	Geddes Federal Savings and Loan Association	416,893	3.86%
10	Community Bank, National Association	308,649	2.86%
11	Berkshire Bank	284,758	2.64%
12	Citizens Bank, National Association	262,055	2.43%
13	Fulton Savings Bank	241,148	2.23%
14	Seneca Federal Savings and Loan Association	103,612	0.96%
15	The Lyons National Bank	31,546	0.29%
16	Adirondack Bank	8,119	0.08%
	Number of Institutions in the Market: 16	10,797,489	100%

Source: FDIC Deposit Market Share Report at 6-30-15

Solidly Positioned to Continue Our Operating Momentum
24

PathFinder BANCORP, INC.

 *  Solidly Positioned to Continue Our Operating Momentum  Executive Management Presentation  James A. Dowd, CPAExecutive Vice President & Chief Financial Officer

 *  Solidly Positioned to Continue Our Operating Momentum  5-Year Loan Growth  (In Millions)  5-Year CAGR 8.6%

 *  Solidly Positioned to Continue Our Operating Momentum  5-Year Deposit Growth  Includes Brokered Deposits(In Millions)  CAGR 8.5%

 *  Solidly Positioned to Continue Our Operating Momentum  Deposit Composition  December 31, 2005$236.7 Million  December 31, 2015$490.3 Million  Retail  Commercial  Municipal  Includes Brokered Deposits

 *  Solidly Positioned to Continue Our Operating Momentum  Rate / Volume Analysis for Year Ended December 31, 2015       Volume    Rate    Total Incr / (Decr)   Interest Income:          Loans   $ 1,951    $ (429)   $ 1,522    Investments   205   (9)  196    Interest-earning Deposits   10  (4)   7   Total Interest Income   2,166   (442)  1,725    Interest Expense:           Deposits   116   (110)  (6)   Borrowings   100   (63)  37   Total Interest Expense   216   (173)  43   Net Change in Net Interest Income    $ 1,950    $ (269)    $ 1,682

 *  Solidly Positioned to Continue Our Operating Momentum  Net Interest Margin

 *  Solidly Positioned to Continue Our Operating Momentum  Revenue and Operating Expense Trends  (In Thousands)

 *  Solidly Positioned to Continue Our Operating Momentum  Stable Asset Quality Metrics    Dec 2011  Dec 2012  Dec 2013  Dec 2014  Dec 2015  Non-performing Loans to Total Loans  1.55%  1.66%  1.57%  1.61%  1.24%  Non-performing Assets to Total Assets  1.19%  1.25%  1.18%  1.16%  .94%  Allowance for Loan Losses to Total Loans  1.31%  1.35%  1.48%  1.38%  1.33%  Allowance for Loan Losses to Non-performing Loans  84.18%  81.13%  94.22%  85.50%  107.30%

 *  Solidly Positioned to Continue Our Operating Momentum  Net Income and EPS (Diluted) Growth   (In Thousands)  Net Income CAGR 10.2%

 *  Solidly Positioned to Continue Our Operating Momentum  Return on Average Assets

 *  Solidly Positioned to Continue Our Operating Momentum  Return on Average Common Equity

 *  Solidly Positioned to Continue Our Operating Momentum  Total Return Performance  Index Value

 *  Solidly Positioned to Continue Our Operating Momentum  2016 1st Quarter Performance   Summary Financial Performance *as compared to 1st Quarter 2015 results (In Thousands)  (In thousands)  2016  *Change  Total Interest Income  $5,712  12.3%  Total Interest Expense  872  49.6%  Net Interest Income  4,840  7.5%  Provision for Loan Losses  210  (45.2%)  Total Noninterest Income  1,001  15.7%  Total Revenue  5,481  8.8%  Total Noninterest Expense  4,703  11.4%  Net Income  661  25.0%  Net Income Available to Common Shareholders  645  29.8%  Earnings Per Share – Diluted   $0.15  25.0%

 *  Solidly Positioned to Continue Our Operating Momentum  2016 1st Quarter Condition   Summary Financial Condition (In Thousands) March 2016 December 2015 Incr.(Decr.)  Total Loans  $434,179  $430,438  $3,741  Total Investment Securities  169,752  143,239  26,513  Total Assets  665,326  623,254  42,072  Total Deposits  539,358  490,315  49,043  Shareholders’ Equity  58,774  70,805  (12,031)  Tier 1 Capital (to Total Assets)  9.76%  10.0%  (.24)%  Nonperforming Loans / Total Loans   1.15%  1.24%  (.09)%

 *  Solidly Positioned to Continue Our Operating Momentum  Significant ownership stake by management and directorsESOP provides additional performance incentive to employeesInstitutional holdings expected to growLarge majority of shares still held by customers and retail investors  Pathfinder Stock Ownership Summary

 *  Solidly Positioned to Continue Our Operating Momentum  Executive Management Presentation  Thomas W. SchneiderPresident & Chief Executive Officer

Strategic Growth & Profitability Initiatives

- Strategic capital management
- Market expansion
- Organic and balanced growth in loans and deposits
- Investment in staffing
- Continued revenue diversification
- Positioned as true local alternative to M&A market disruption

Solidly Positioned to Continue Our Operating Momentum
41
PathFinder BANCORP, INC.

*  Solidly Positioned to Continue Our Operating Momentum  Abundant capital provides flexibility to pursue growth opportunitiesDominant deposit share in primary market – Oswego CountySignificant opportunity for growth in metropolitan Syracuse Stable asset quality metrics reflective of approach to underwritingFocus on noninterest income growth / diversificationMore diverse stock ownership and increased liquidity  Investment Rationale

 *  Solidly Positioned to Continue Our Operating Momentum  Questions and Discussion

 *  Solidly Positioned to Continue Our Operating Momentum  Voting ResultsChris R. Burritt – ChairmanInspector of Elections Report – Edward Mervine

 Solidly Positioned to Continue Our Operating Momentum  2015 Annual Meeting of Shareholders  10 a.m., May 4, 2016 Meeting AdjournedThank You for Attending